                             LETTER OF TRANSMITTAL

                              AFC CAPITAL TRUST I

                             OFFER TO EXCHANGE ITS
                      8.207% SERIES B CAPITAL SECURITIES
               (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY)
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                      FOR ANY AND ALL OF ITS OUTSTANDING
                      8.207% SERIES A CAPITAL SECURITIES
               (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY)
                          PURSUANT TO THE PROSPECTUS
                              DATED JUNE 27, 1997

                 The Exchange Agent for the Exchange Offer is:

                           THE CHASE MANHATTAN BANK

                        By Registered or Certified Mail
                        or Hand or Overnight Delivery:

                           The Chase Manhattan Bank
                                55 Water Street
                           Room 234, North Building
                           New York, New York 10041
                           Attention: Carlos Esteves

                             Confirm by Telephone:
                                (212) 638-0828
                           Facsimile Transmissions:
                         (Eligible Institutions Only)
                       (212) 638-7375 or (212) 344-9367

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

  THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

--------------------------------------------------------------------------------
  THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW
  YORK CITY TIME, ON AUGUST 1, 1997, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

  Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

  This Letter of Transmittal is to be completed by holders of Old Capital Securities (as defined below) either if Old Capital Securities are to be forwarded herewith or if tenders of Old Capital Securities are to be made by book-entry transfer to an account maintained by The Chase Manhattan Bank (the "Exchange Agent") at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering Old Capital Securities" in the Prospectus and an Agent's Message (as defined herein) is not delivered.

  Holders of Old Capital Securities whose certificates (the "Certificates") for such Old Capital Securities are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus) or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Old Capital Securities according to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering Old Capital Securities" in the Prospectus.

  DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE
AGENT.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
--------------------------------------------------------------------------------
 ALL TENDERING HOLDERS COMPLETE THIS BOX:
--------------------------------------------------------------------------------
                DESCRIPTION OF OLD CAPITAL SECURITIES TENDERED

----------------------------------------------------------------------------------
IF BLANK, PLEASE PRINT NAME AND ADDRESS           OLD CAPITAL SECURITIES
        OF REGISTERED HOLDER.                    (ATTACH ADDITIONAL LIST)
----------------------------------------------------------------------------------
                                                            AGGREGATE LIQUIDATION
                                             CERTIFICATE     AMOUNT OF OLD CAPITAL
                                             NUMBER(S)*          SECURITIES**
                                            --------------------------------------
                                            --------------------------------------
                                            --------------------------------------
                                            --------------------------------------
                                            --------------------------------------
                                            TOTAL AMOUNT
                                            TENDERED:
----------------------------------------------------------------------------------

 *  Need not be completed by book-entry holders.
 ** All Old Capital Securities held shall be deemed tendered unless a lesser number is specified in this column. Please note that if less than all Old Capital Securities are tendered by any holder, the untendered Old Capital Securities will remain subject to the $100,000 minimum principal amount transfer restriction and therefore untendered
    Old Capital Securities should be retained only in denominations of
    $100,000 or more.
--------------------------------------------------------------------------------

           (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[_] CHECK HERE IF TENDERED OLD CAPITAL SECURITIES ARE BEING DELIVERED BY BOOK-
    ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

 Name of Tendering Institution: ______________________________________________

 DTC Account Number __________________________________________________________

 Transaction Code Number _____________________________________________________

[_] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
    TENDERED OLD CAPITAL SECURITIES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
    FOLLOWING:

 Name(s) of Registered Holder(s): ____________________________________________

 Window Ticket Number (if any) _______________________________________________

 Date of Execution of Notice of Guaranteed Delivery __________________________

 Name of Institution which Guaranteed Delivery _______________________________

   If Guaranteed Delivery is to be made by Book-Entry Transfer:

    Name of Tendering Institution __________________________________________

    DTC Account Number _____________________________________________________

    Transaction Code Number ________________________________________________

[_] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD CAPITAL
    SECURITIES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

[_] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD CAPITAL
    SECURITIES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

 Name: _______________________________________________________________________

 Address: ____________________________________________________________________

 _____________________________________________________________________________

Ladies and Gentlemen:

  The undersigned hereby tenders to AFC Capital Trust I, a trust formed under the laws of Delaware (the "Trust") and Allmerica Financial Corporation, a Delaware corporation, (the "Company"), the above described aggregate Liquidation Amount of the Trust's 8.207% Series A Capital Securities (the "Old Capital Securities") in exchange for a like aggregate Liquidation Amount of the Trust's 8.207% Series B Capital Securities (the "New Capital Securities") which have been registered under the Securities Act of 1933 (the "Securities Act"), upon the terms and subject to the conditions set forth in the Prospectus dated June 27, 1997, (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

  Subject to and effective upon the acceptance for exchange of all or any portion of the Old Capital Securities tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Trust all right, title and interest in and to such Old Capital Securities as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company and the Trust in connection with the Exchange Offer) with respect to the tendered Old Capital Securities, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Old Capital Securities to the Company or the Trust together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Trust, upon receipt by the Exchange Agent, as the undersigned's agent, of the New Capital Securities to be issued in exchange for such Old Capital Securities, (ii) present Certificates for such Old Capital Securities for transfer, and to transfer the Old Capital Securities on the books of the Trust, and (iii) receive for the account of the Trust all benefits and otherwise exercise all rights of beneficial ownership of such Old Capital Securities, all in accordance with the terms and conditions of the Exchange Offer.

  THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE OLD CAPITAL SECURITIES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE TRUST WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE OLD CAPITAL SECURITIES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY, THE TRUST OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE OLD CAPITAL SECURITIES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENT. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

  The name(s) and address(es) of the registered holder(s) of the Old Capital Securities tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Old Capital Securities. The Certificate number(s) and the Old Capital Securities that the undersigned wishes to tender should be indicated in the appropriate boxes above.

  If any tendered Old Capital Securities are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Old Capital Securities than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Old Capital Securities will be returned (or, in the case of Old Capital Securities tendered by book-entry transfer, such Old Capital Securities will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

  If the undersigned is a broker-dealer holding Old Capital Securities acquired for its own account as a result of market-making activities or other trading activities, it agrees to deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of New Capital Securities received in respect of such Old Capital Securities pursuant to the Exchange Offer.

  The undersigned understands that tenders of Old Capital Securities pursuant to any one of the procedures described in "The Exchange Offer--Procedures for Tendering Old Capital Securities" in the Prospectus and in the instructions will, upon the Company's and the Trust's acceptance for exchange of such tendered Old Capital Securities, constitute a binding agreement between the undersigned, the Company and the Trust upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company and the Trust may not be required to accept for exchange any of the Old Capital Securities tendered hereby.

  Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the New Capital Securities be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Capital Securities, that such New Capital Securities be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Old Capital Securities not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Capital Securities, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver New Capital Securities to the undersigned at the address shown below the undersigned's signature.

  BY TENDERING OLD CAPITAL SECURITIES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (I) THE UNDERSIGNED IS NOT AN "AFFILIATE" OF THE COMPANY OR THE TRUST, (II) ANY NEW CAPITAL SECURITIES TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, (III) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN THE DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF NEW CAPITAL SECURITIES TO BE RECEIVED IN THE EXCHANGE OFFER, AND (IV) IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH NEW CAPITAL SECURITIES. BY TENDERING OLD CAPITAL SECURITIES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, A HOLDER OF OLD CAPITAL SECURITIES WHICH IS A BROKER- DEALER REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE DIVISION OF COMPANY FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, THAT (A) SUCH OLD CAPITAL SECURITIES HELD BY THE BROKER-DEALER ARE HELD ONLY AS A NOMINEE, OR
(B) SUCH OLD CAPITAL SECURITIES WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER THE PROSPECTUS (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH NEW CAPITAL SECURITIES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).

  The Company and the Trust have agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer (as defined below) in connection with resales of New Capital Securities received in exchange for Old Capital Securities, where such Old Capital Securities were acquired by such Participating Broker-Dealer for its own account as a result of market-making activities or other trading activities, for a period ending 90 days after the Expiration Date (subject to extension under certain limited circumstances described in the Prospectus) or, if earlier, when all such New Capital Securities have been disposed of by such Participating

Broker-Dealer. In that regard, each Broker-Dealer who acquired Old Capital Securities for its own account and as a result of market-making or other trading activities (a "Participating Broker-Dealer"), by tendering such Old Capital Securities and executing this letter of transmittal, agrees that, upon receipt of notice from the Company or the Trust of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such Participating Broker-Dealer will suspend the sale of New Capital Securities pursuant to the Prospectus until the Company and the Trust have amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Company or the Trust has given notice that the sale of the New Capital Securities may be resumed, as the case may be. If the Company or the Trust gives such notice to suspend the sale of the New Capital Securities, it shall extend the 90-day period referred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of New Capital Securities by the number of days during the period from and including the date of the giving of such notice to and including the date when Participating Broker-Dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the New Capital Securities or to and including the date on which the Company or the Trust has given notice that the sale of New Capital Securities may be resumed, as the case may be.

  As a result, a Participating Broker-Dealer who intends to use the Prospectus in connection with resales of New Capital Securities received in exchange for Old Capital Securities pursuant to the Exchange Offer must notify the Company and the Trust, or cause the Company and the Trust to be notified, on or prior to the Expiration Date, that it is a Participating Broker-Dealer. Such notice may be given in the space provided above or may be delivered to the Exchange Agent at the address set forth in the Prospectus under "The Exchange Offer-- Exchange Agent."

  Holders of Old Capital Securities whose Old Capital Securities are accepted for exchange will not receive Distributions on such Old Capital Securities and the undersigned waives the right to receive any Distribution on such Old Capital Securities accumulated from and after February 3, 1997. Accordingly, holders of New Capital Securities as of the record date for the payment of Distributions on August 15, 1997 will be entitled to Distributions accumulated from and after February 3, 1997.

  All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

                              HOLDER(S) SIGN HERE
                         (SEE INSTRUCTIONS 2, 5 AND 6)
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)
      (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

   Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) for the Old Capital Securities hereby tendered or on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certificates and other information as may be required by the Trust or the Trustee for the Old Capital Securities to comply with the restrictions on transfer applicable to the Old Capital Securities). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.

 ___________________________________________________________________________

 ___________________________________________________________________________
                          (SIGNATURE(S) OF HOLDER(S))

 Date _______________________ , 1997

 Name(s) ___________________________________________________________________
                                 (PLEASE PRINT)

 ___________________________________________________________________________

 Capacity or Title _________________________________________________________

 Address ___________________________________________________________________
                               (INCLUDE ZIP CODE)

 Area Code(s) and Telephone Number _________________________________________

 ___________________________________________________________________________
               (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER(S))


                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 2 AND 5)

 Authorized Signature ______________________________________________________

 Name ______________________________________________________________________
                                 (PLEASE PRINT)

 Date _______________________ , 1997

 Capacity or Title _________________________________________________________

 Name of Firm ______________________________________________________________

 Address ___________________________________________________________________
                               (INCLUDE ZIP CODE)

 Area Code(s) and Telephone Number _________________________________________

    SPECIAL ISSUANCE INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
    (SEE INSTRUCTIONS 1, 5 AND 6)             (SEE INSTRUCTIONS 1, 5 AND 6)


  To be completed ONLY if New               To be completed ONLY if New
 Capital Securities or any Old             Capital Securities or any Old
 Capital Securities that are not           Capital Securities that are not
 tendered are to be issued in the          tendered are to be sent to someone
 name of someone other than the            other than the registered holder
 registered holder of the Old              of the Old Capital Securities
 Capital Securities whose name(s)          whose name(s) appear(s) above, or
 appear(s) above.                          to the registered holder(s) at an
                                           address other than that shown
                                           above.

 ISSUE:


 [_] New Capital Securities to:            MAIL:

 [_] Old Capital Securities not
 tendered to:                              [_] New Capital Securities to:

                                           [_] Old Capital Securities not
 Name(s): __________________________       tendered to:


 ___________________________________       Name: _____________________________
           (PLEASE PRINT)                            (PLEASE PRINT)


 Address: __________________________       ___________________________________


 ___________________________________       Address: __________________________

                          (ZIP CODE)
                                           ___________________________________

 ___________________________________                   (ZIP CODE)

 (TAXPAYER IDENTIFICATION OR SOCIAL
          SECURITY NUMBER)
 (SEE ENCLOSED SUBSTITUTE FORM W-9)

                                 INSTRUCTIONS
        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

  1. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed either if (a) tenders are to be made pursuant to the procedures for tender by book- entry transfer set forth in "The Exchange Offer--Procedures for Tendering Old Capital Securities" in the Prospectus and an Agent's Message is not delivered or (b) Certificates are to be forwarded herewith. Timely confirmation of a book-entry transfer of such Old Capital Securities into the Exchange Agent's account at DTC, or Certificates as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its addresses set forth herein on or prior to the Expiration Date. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering Participant, which acknowledgment states that such Participant has received and agrees to be bound by the Letter of Transmittal and that the Trust and the Company may enforce the Letter of Transmittal against such Participant. The term "book-entry confirmation" means a timely confirmation of book-entry transfer of Old Capital Securities into the Exchange Agent's account at DTC.

  Holders who wish to tender their Old Capital Securities and (i) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, or (ii) who cannot deliver their Old Capital Securities, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) whose Old Capital Securities are not immediately available may tender their Old Capital Securities by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering Old Capital Securities" in the Prospectus. Pursuant to such procedures: (a) such tender must be made by or through an Eligible Institution (as defined below); (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent on or prior to the Expiration Date; and
(c) the Certificates (or a book-entry confirmation) representing tendered Old Capital Securities, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer--Procedures for Tendering Old Capital Securities" in the Prospectus.

  The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Old Capital Securities to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

  THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

  NEITHER THE COMPANY NOR THE TRUST WILL ACCEPT ANY ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS. EACH TENDERING HOLDER, BY EXECUTION OF A LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF OR AGENT'S MESSAGE IN LIEU THEREOF), WAIVES ANY RIGHT TO RECEIVE ANY NOTICE OF THE ACCEPTANCE OF SUCH TENDER.

  2. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required if:

    (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Old Capital Securities) of Old Capital Securities tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

    (ii) such Old Capital Securities are tendered for the account of a firm that is an Eligible Institution.

  In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

  3. Inadequate Space. If the space provided in the box captioned "Description of Old Capital Securities Tendered" is inadequate, the Certificate number(s) and/or the principal amount of Old Capital Securities and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

  4. Partial Tenders and Withdrawal Rights. If less than all the Old Capital Securities evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Old Capital Securities which are to be tendered in the box entitled "Liquidation Amount of Old Capital Securities Tendered." In such case, new Certificate(s) for the remainder of the Old Capital Securities that were evidenced by your Old Certificate(s) will be sent to the holder of the Old Capital Security, promptly after the Expiration Date. All Old Capital Securities represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

  Except as otherwise provided herein, tenders of Old Capital Securities may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Old Capital Securities to be withdrawn, the aggregate principal amount of Old Capital Securities to be withdrawn, and (if Certificates for Old Capital Securities have been tendered) the name of the registered holder of the Old Capital Securities as set forth on the Certificate for the Old Capital Securities, if different from that of the person who tendered such Old Capital Securities. If Certificates for the Old Capital Securities have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Old Capital Securities, the tendering holder must submit the serial numbers shown on the particular Certificates for the Old Capital Securities to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Old Capital Securities tendered for the account of an Eligible Institution. If Old Capital Securities have been tendered pursuant to the procedures for book-entry transfer set forth in "The Exchange Offer--Procedures for Tendering Old Capital Securities," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Old Capital Securities, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Old Capital Securities may not be rescinded. Old Capital Securities properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering Old Capital Securities."

  All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company and the Trust, in their sole discretion, whose determination shall be final and binding on all parties. Neither the Company, the Trust, any affiliates or assigns of the Company and the Trust, the Exchange Agent nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Old Capital Securities which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

  5. Signatures on Letter of Transmittal, Assignments and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Old Capital Securities tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) or on a security position listing without alteration, enlargement or any change whatsoever.

  If any of the Old Capital Securities tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any tendered Old Capital Securities are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof or Agent's Message in lieu thereof) as there are different registrations of Certificates.

  If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company and the Trust, in their sole discretion, of such persons' authority to so act.

  When this Letter of Transmittal is signed by the registered owner(s) of the Old Capital Securities listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless New Capital Securities are to be issued in the name of a person other than the registered holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Old Capital Securities listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company, the Trust or the Trustee for the Old Capital Securities may require in accordance with the restrictions on transfer applicable to the Old Capital Securities. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

  6. Special Issuance and Delivery Instructions. If New Capital Securities are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if New Capital Securities are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Old Capital Securities not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

  7. Irregularities. The Company and the Trust will determine, in their sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Capital Securities which determination shall be final and binding on all parties. The Company and the Trust reserve the absolute right, in their sole and absolute discretion, to reject any and all tenders determined by either of them not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to the Company and the Trust, be unlawful. The Company and the Trust also reserve the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer--Certain Conditions to the Exchange Offer" or any conditions or irregularity in any tender of Old Capital Securities of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Company's and the Trust's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Capital Securities will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Neither the Company, the Trust, any affiliates or assigns of the Company, the Trust, the Exchange Agent, or any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

  8. Questions, Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of

Transmittal. Additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

  9. 31% Backup Withholding; Substitute Form W-9. Under U.S. Federal income tax law, a holder whose tendered Old Capital Securities are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Old Capital Securities exchanged pursuant to the Exchange Offer may be subject to 31% backup withholding.

  The box in Part 2 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60 day period following the date of the Substitute Form W-
9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60 day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60 day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

  The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Old Capital Securities or of the last transferee appearing on the transfers attached to, or endorsed on, the Old Capital Securities. If the Old Capital Securities are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

  Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

  Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

  10. Lost, Destroyed or Stolen Certificates. If any Certificate(s) representing Old Capital Securities have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

  11. Security Transfer Taxes. Holders who tender their Old Capital Securities for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, New Capital Securities are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Capital

Securities tendered, or if a transfer tax is imposed for any reason other than the exchange of Old Capital Securities in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

           PAYOR'S NAME: THE CHASE MANHATTAN BANK, AS EXCHANGE AGENT
-------------------------------------------------------------------------------
                          PART I--PLEASE PROVIDE YOUR     SOCIAL SECURITY OR
                          TIN IN THE BOX AT RIGHT AND          EMPLOYER
                          CERTIFY BY SIGNING AND        IDENTIFICATION NUMBER
                          DATING BELOW.

 SUBSTITUTE

 FORM W-9
 DEPARTMENT OF THE                                      ______________________
 TREASURY INTERNAL                                         (If awaiting TIN
 REVENUE SERVICE                                         write "Applied For")
                         ------------------------------------------------------
                          NAME (PLEASE PRINT)

 PAYOR'S REQUEST FOR     ------------------------------------------------------
 TAXPAYER IDENTIFICATION  ADDRESS
 NUMBER ("TIN") AND      ------------------------------------------------------
 CERTIFICATION            CITY                 STATE                  ZIP CODE
                         ------------------------------------------------------
                          PART II--For Payees NOT subject to backup
                          withholding, see the enclosed Guidelines for
                          Certification of Taxpayer Identification Number on
                          Substitute Form W-9 and complete as instructed
                          therein.
                         ------------------------------------------------------
                          CERTIFICATION--UNDER PENALTIES OF PERJURY, I
                          CERTIFY THAT:

                             1. The number shown on this form is my correct
                                Taxpayer Identification Number (or I am
                                waiting for a number to be issued to me), AND

                             2. I am not subject to backup withholding
                                because: (a) I am exempt from backup
                                withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                          CERTIFICATION INSTRUCTIONS--You must cross out item
                          (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

                          Signature: __________________  Date: ________ , 1997


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN PART I OF SUBSTITUTE FORM W-9.

           PAYOR'S NAME: THE CHASE MANHATTAN BANK, AS EXCHANGE AGENT
-------------------------------------------------------------------------------
            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

 Signature(s): ______________________     Date: ______________________________